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               ALLMERICA  FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     SUPPLEMENT
                          TO PROSPECTUSES DATED MAY 1, 1998

                    The Inheiritage Account (Select)  and
                         Allmerica Select Separate Account II



The management fee table under the section Investment Advisory Services To The Trust is amended to change the management fee structure for the Select Growth Fund as follows:

                           First $250 Million........0.85%
                           Next $250 Million.........0.80%
                           Next $250 Million.........0.70%
                           Over $750 Million.........0.70%



                         AMENDMENT TO DIRECTORS AND OFFICERS

Effective May 8, 1998, Robert P. Restrepo, Jr. has joined First Allmerica Financial Life Insurance Company as a Director and Vice President. Mr. Restrepo most recently served as Chief Executive Officer, Personal Lines, for Travelers Property & Casualty Group, Hartford, Connecticut from 1996 till May, 1998. He also previously served at Aetna Life & Casualty Company, Hartford, Connecticut for over 25 years, most recently as Senior Vice President, Personal Lines, 1994-1996; Senior Vice President, Homeowner's Insurance, 1993-1994; and Vice President, Sales 1991-1993. Mr. Restrepo is also a Director of Allmerica Financial Life Insurance and Annuity Company.



Dated:  June 1, 1998